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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported)       February 27, 2002


                              COMMUNITY BANKS, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

          PENNSYLVANIA                                            23-2251762
          ------------                                            ----------
(State or other jurisdiction of                               (I.R.S. Employer
         incorporation)                                      Identification No.)

                                    1-11663
                             ----------------------
                            (Commission File Number)


                                 (717) 692-4781
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events

     On February 12, 2002, the Board of Directors of the Corporation approved the 2002 Shareholder Rights Agreement, effective as of February 28, 2002, which will be the successor to the Corporation's 1990 Shareholder Rights Agreement, which expired on November 30, 2000. The 2002 Rights Agreement is largely identical to the 1990 Rights Agreement and is similar to the plans of many other public companies and is designed to protect shareholder interests by discouraging unfair or financially inadequate takeover proposals and abusive takeover practices. Pursuant to the Rights Agreement, the Board of Directors declared a distribution of one Right for each outstanding share of the Corporation's common stock, par value $5.00 per share, to shareholders of record at the close of business on February 28, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Community Banks, Inc.
                                   ---------------------
                                        (Registrant)

     Date: 2/27/02                 /s/ Eddie L. Dunklebarger
           -------                 -------------------------
                                   Eddie L. Dunklebarger, Chairman, President
                                   and CEO


EXHIBIT INDEX

Exhibit No.    Description
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4              2002 Rights Agreement, which includes as Exhibit "A" the Form of
               Right Certificate and the Form of Election to Purchase, and as Exhibit "B" the Summary of Rights Agreement

                                       2